   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 27, 1998
===============================================================================
                           SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [ ]

Filed by a Party other than the Registrant  [X]

Check the appropriate box:
 [ ] Preliminary Proxy Statement
 [ ] Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
 [ ] Definitive Proxy Statement
 [X] Definitive Additional Materials
 [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     AMERICAN BANKERS INSURANCE GROUP, INC.
                           -------------------------
                (Name of Registrant as Specified in Its Charter)

                              CENDANT CORPORATION
                           -------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 [X] No fee required.

 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------

     (4) Proposed maximum aggregate value of transactions:
                                                          ---------------------

     (5) Total fee paid.

------------

 [ ] Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     ------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     ------------------------------------------------------------------------

     (3) Filing Party:

     ------------------------------------------------------------------------

     (4) Date Filed:

     ------------------------------------------------------------------------

===============================================================================

    On February 25, 1998, the Office of Administrative Hearings for the State of Arizona (the "Arizona OAH") issued an order entitling Cendant Corporation ("Cendant") and Season Acquisition Corp. ("Cendant Sub") to participate in the hearing relating to the AIG Arizona Form A Proceedings as persons whose interests are affected by the AIG Arizona Form A Proceedings. The Arizona
OAH held that Cendant and Cendant Sub are not "parties" as defined by the Arizona statutes and did not have standing to request a continuance of the hearing. The Arizona OAH also determined that it was without jurisdiction to consolidate the AIG Arizona Form A Proceedings and the Cendant Arizona Form A Proceedings because a hearing date for the Cendant Arizona Form A Proceedings has not yet been set before the Arizona OAH. A copy of the Order is attached hereto.

                        IN THE OFFICE OF ADMINISTRATIVE HEARINGS


IN THE MATTER OF THE ACQUISITION OF            NO. 98A-017-INS
CONTROL OF:
                                               ORDER DENYING PETITION
AMERICAN RELIABLE                              TO DEFER HEARING, INTERVENE
INSURANCE COMPANY                              AND CONSOLIDATION; GRANTING
NAIC No. 19615 AND                             CENDANT CORPORATION AND
                                               SEASON ACQUISITION CORP.
CONDEAUX LIFE INSURANCE                        LEAVE TO PARTICIPATE AT
COMPANY                                        HEARING
NAIC NO. 94625,

        INSURERS,

BY

AMERICAN INTERNATIONAL
GROUP, INC.,

        PETITIONER.

        On February 12, 1998, the Office of Administrative Hearings received a Petition to Defer Hearing and to Intervene and Consolidate with Related Proceeding (the "Petition") which was originally submitted to the Arizona Department of Insurance (the "Department") by Cendant Corp. and Season Acquisition Corp. ("Petitioners"). On February 20, 1998, the Department and American International Group, Inc. ("AIG") filed responses to the Petition wherein objections were made to the Petition but not to Petitioners' participation in the hearing. Petitioners filed a Reply with the Office of Administrative Hearings on February 24, 1998. Petitioners request oral argument on the Petition.

        Petitioner seeks to have AIG's Form A filing considered at a hearing along Petitioner's Form A filing. However, Petitioner's Form A filing is still under review by the Department and that matter has not been set for hearing before the Office of Administrative Hearings. Therefore, until the matter has been set for hearing before the



                                             Office of Administrative Hearings
                                              1700 West Washington, Suite 602
                                                    Phoenix, Arizona 85007
                                                       (602) 542-9828

Office of Administrative Hearings, there is no matter before the Office of Administrative Hearings which can be consolidated with the instant matter.

        Pursuant to A.R.S. Section 20-481.07(B), "[a]ny other person whose interests may be affected thereby shall have the right to present evidence, examine and cross-examine the witnesses and offer oral and written arguments at the hearing...." Petitioners do not cite any statutory authority under the insurance laws by which their status as an affected person is raised to the status of being a "party" at this proceeding. The Administrative Law Judge is not persuaded by the arguments presented by Petitioner that because their rights are affected, Petitioners fall within the definition of being a "party" within the meaning of A.R.S. Section 41-1001(13) and A.A.C. R20-6-101(b)(5). Therefore, it is determined that Petitioners are not parties to this proceeding but do have the right to participate at the hearing in accordance with A.R.S. Section 20-481.07.

        Because Petitioners are not parties to this proceeding but merely allowed to participate, Petitioners do not have standing to request a continuance, consolidation or deferral of this matter; nor does the Office of Administrative Hearings have jurisdiction over the "related matter" referred to by Petitioners as Petitioners do not have any matters presently before the Office of Administrative Hearings.

        Based on the above, IT IS ORDERED denying the Petition to Defer Hearing and to Intervene and to Consolidate with Related Proceeding and denying oral argument on the Petition;

        IT IS FURTHER ORDERED that Petitioners may participate in the hearing as affected persons pursuant to A.R.S. Section 20-481.07.

       Done this day, February 25, 1998.


                                                  /s/ Lewis D. Kowal
                                                  ------------------------
                                                  Lewis D. Kowal
                                                  Administrative Law Judge


Copy faxed this 25 day of
February, 1998, to:

Mr. John A. Greene, Director
Department of Insurance
2910 North 44th Street, #210
ATTN: Curvey Burton
Phoenix, AZ 85018-7256
Fax #912-8452

Low & Childers, P.C.
Steven R. Henry, Esq.
2999 N. 44th St., Ste. 250
Phoenix, AZ 85013
Fax #808-8835

Attorney at Law
Philip T. Paris, Esq.
2929 N. 44th Street, Ste. 120
Phoenix, AZ 85018
Fax #840-2771

Lewis & Roca, L.L.P.
Jeremy E. Butler, Esq.
40 N. Central Avenue
Phoenix, Arizona 85004-4429
Fax #262-5747

Brown & Bain, P.A.
Howard Ross Cabot, Esq.
2901 N. Central Avenue
P.O. Box 400
Phoenix, Arizona 85001-0400
Fax #351-8516

Joseph M. Hennelly, Jr.
2264 E. Desert Cove Avenue
Phoenix, Arizona 85028
Fax #971-9442

Office of the Attorney General
Michael J. De La Cruz
1275 W. Washington
Phoenix, AZ 85007
Fax #542-4377

By /s/ Cruz A. Serrano
   -------------------

                                 3